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                                                                   EXHIBIT 10.10


                           RESTRICTED STOCK AGREEMENT
                           --------------------------

          THIS AGREEMENT, made as of the 18th day of December 1996, by and between dELiA*s Inc., a Delaware corporation with its principal office at 435 Hudson Street, New York, New York 10014 (the "Company"), and the person identified on Schedule A attached hereto (the "Executive").

          WHEREAS, on February 1, 1996, the Executive was granted a restricted class B membership interest in dELiA*s LLC (the "Restricted Interest Award") under the dELiA*s LLC Restricted Interest Plan (the "Restricted Interest Plan"), subject to the terms and conditions of the restricted interest agreement entered into by and between the Executive and dELiA*s LLC on such date;

          WHEREAS, pursuant to Section V(C) of the Restricted Interest Plan, the President has the authority to adjust the Executive's Restricted Interest Award to recognize the effects of the reorganization of dELiA*s LLC (the "Reorganization");

          WHEREAS, pursuant to the Reorganization the Restricted Interest Plan was amended and restated by the Company as the dELiA*s Inc. Restricted Stock Plan (the "Plan");

          WHEREAS, subject to the Executive's acceptance of the terms and conditions set forth herein (the "Agreement"), which shall supersede and replace the restricted interest agreement, the President has determined that the Executive's Restricted Interest Award shall be adjusted to reflect the Reorganization and shall be converted to an award of Restricted Stock; and

          WHEREAS, the Committee and/or the Board has approved the terms and conditions of this Agreement.

          NOW, THEREFORE, the Company and the Executive agree as follows:

          1.   Conversion to Restricted Stock.
               ------------------------------

          Subject to the restrictions, terms and conditions of the Plan and this Agreement and pursuant to the Reorganization, the Company hereby converts the Executive's Restricted Interest Award into an award of Restricted Stock in the number of shares as set forth on Schedule A (the "Conversion"). While the restrictions are in effect, the Award shall be referred to herein as the "Restricted Stock."

          As previously agreed to by the Executive in the Restricted Interest Plan in consideration of the previous grant of the Restricted Interest and in consideration of the
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Conversion, the Executive agrees during employment and, in the event any
Restricted Stock vests, for a period ending one year following the date of the Executive's Termination of Employment, not to engage in any Competitive Activity (as defined in Section II(I) of the Plan) except to the extent consented to by the Committee in writing. The Executive acknowledges that the Company will suffer irreparable harm in the event such Executive engages in any Competitive Activity during this period, and agrees that in addition to its remedies at law, the Company shall be entitled to injunctive relief as a consequence of a violation or threatened violation of this covenant.

          2.   Restrictions on Transfer.
               ------------------------

          The Executive shall not sell, transfer, pledge, hypothecate, assign or otherwise dispose of any Restricted Stock, except as set forth in the Plan or this Agreement. Any attempted sale, transfer, pledge, hypothecation, assignment or other disposition of the Restricted Stock in violation of the Plan or this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records.

          3.   Restricted Stock.
               ----------------

          3.1       Retention of Certificate.  Promptly after the date of this
                    ------------------------
Agreement, the Company shall issue a certificate representing the Restricted Stock. The certificate shall be registered in the Executive's name and shall bear any legend required under the Plan and applicable law. Such certificate shall be held in custody by the Company (or its designated agent) until the restrictions thereon shall have lapsed. The Executive shall have delivered to the Company any documents relating to the Restricted Stock that the Committee requires in order to arrange custody of such Restricted Stock. In no event shall the Executive receive any other awards, securities, moneys or property representing a distribution in respect of any Restricted Stock, or resulting from a reclassification or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any rights issued to the Executive in respect of the Restricted Stock (collectively "RS Property") until and unless the Restriction Period expires except as the Company may in its sole and absolute discretion otherwise decide. During the Restriction Period, such RS Property shall be deemed credited to a book-entry account held on behalf of the Executive, but shall be subject to the same restrictions, including those under Sections 3.1 and 3.3, as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term "Restricted Stock."

          3.2       Rights with Regard to Restricted Stock.  Until the
                    --------------------------------------
Restriction Period expires, the Restricted Stock shall be subject to the restrictions set forth in Section VI(C) of the Plan. From and after the date of transfer of the Restricted Stock to the Executive, (i) the Executive will not be entitled to delivery of the certificate representing the Restricted Stock or receive any RS Property until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled, (ii) the Executive will not be entitled to vote the shares of Restricted Stock, until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall

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have been fulfilled, (iii) the Company (or its designated agent) will retain custody of the certificate representing the Restricted Stock and the other RS Property during the Restriction Period, (iv) no RS Property shall bear interest during the Restriction Period, and (v) the Executive may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock during the Restriction Period. The Executive hereby acknowledges that, pursuant to the terms and conditions of the Plan, Stephen I. Kahn, the President, Chief Executive Officer and Chairman of the Board of the Company, will have the sole authority and right to vote the shares of Restricted Stock during the Restriction Period and until all vesting requirements with respect thereto shall have been fulfilled. The Executive agrees to execute such documents and take such further actions with respect to the exercise of voting rights appurtenant to shares of Restricted Stock as the Committee, in its sole discretion, determines necessary.

          3.3       Vesting.  Except with respect to a Change of Control as
                    -------
defined in Section VI(C)(3) of the Plan, the Restricted Stock shall become 100% vested and cease to be Restricted Stock (but shall remain subject to the other terms of this Agreement) if the Executive has been continuously employed by dELiA*s LLC or the Company from the date of the grant of the Restricted Interest Award, as set forth on the first page hereof, through and including the thirty month anniversary of the date of the Award (the "Vesting Date").

          There shall be no proportionate or partial vesting in the period prior to the Vesting Date and all vesting shall occur only on the Vesting Date, provided that in the event of a Change of Control all Restricted Stock shall immediately become fully vested (the period beginning with the date of grant and ending on the Vesting Date shall be referred to herein as the "Restriction Period.") When any Restricted Stock becomes vested, the Company shall promptly issue and deliver to the Executive a new certificate registered in the name of the Executive for such Common Stock without the legend set forth in Section 4 hereof and deliver to the Executive any other related RS Property.

               3.4  Forfeiture.
                    ----------

          In the event that the employment of the Executive with the Company is terminated by the Company for Cause or the Executive voluntarily terminates employment with the Company, the Executive shall forfeit to the Company, without compensation other than repayment of the amount paid to the Company for such Award (if any), all unvested Restricted Stock.

          3.5       Adjustments.  This Award of Restricted Stock shall not
                    -----------
affect in any way the right or power of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or the business of the Company, any merger or consolidation of the Company, the liquidation of the Company, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. The Committee may make or provide for such adjustments in the maximum numbers of shares of Common Stock specified in Section V(B) of the Plan, in the numbers of shares of Common Stock covered by outstanding Restricted Stock issued hereunder, or such

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other adjustments in the numbers of shares of Common Stock, kind of Restricted
Stock received or type or kind of Awards as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of rights of Participants or to otherwise recognize the effect that otherwise would result from any distribution, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, or any other Company transaction or event having an effect similar to any of the foregoing.

          3.6       Special Incentive Compensation.  The Executive acknowledges
                    ------------------------------
that the Conversion hereunder, any distributions paid with respect to the Restricted Stock and any other RS Property will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company.

          3.7       Delivery Delay.  The delivery of any certificate
                    --------------
representing any share of Common Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state law and the Company is not obligated to issue or deliver any share of Common Stock if, in the opinion of counsel for the Company, the issuance of such share of Common Stock shall constitute a violation by the Executive or the Company of any provisions of any law or of any regulations of any governmental authority.

          4. All certificates representing any Restricted Stock shall have endorsed thereon the following legend:

          "THE ANTICIPATION, ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHARGE OF THE SHARES OF DELIA*S INC. (THE "COMPANY") COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE DELIA*S INC. RESTRICTED STOCK PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND THE COMPANY DATED AS OF THE ______ DAY OF __________ 1996. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

          5.   Representations.
               ---------------

          The Conversion and this Agreement are being made by the Company in reliance upon the following express representations and warranties of the Executive.

          The Executive acknowledges, represents and warrants that:

                    (a) he understands that no public trading market exists for any Restricted Stock;

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                    (b) he is accepting the Restricted Stock for his own account and not with a view to resale or distribution;

                    (c) he understands that no Restricted Stock may be transferred prior to the date on which any applicable restriction lapses; and

                    (d) he may not offer, market, issue, grant, sell, assign, transfer, bequeath or otherwise encumber or dispose of all or a portion of his Restricted Stock without the consent of the Committee, which consent may be given or withheld in the Committee's sole discretion.

          6.   Not an Employment Agreement.
               ---------------------------

          The Conversion hereunder does not constitute an agreement by the Company to continue to employ the Executive during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which any Restricted Stock is outstanding.

          7.   Power of Attorney.
               -----------------

          The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Executive for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Executive, may in the name and stead of the Executive, make and execute all conveyances, assignments and transfers of any Restricted Stock, related RS Property and other property provided for herein, and the Executive hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Neverthe less, the Executive shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for the purpose.

          8.   Miscellaneous.
               -------------

          8.1 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

          8.2 No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

          8.3 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one contract.

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          8.4  The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

          8.5 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

          8.6 The Company shall pay all fees and expenses necessarily incurred by the Company in connection with the Plan and this Agreement and will from time to time use its reasonable efforts to comply with all laws and regulations which, in the opinion of counsel to the Company, are applicable thereto.

          8.7 All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices to the Company shall be addressed to the Company at 435 Hudson Street, New York, New York 10014, Attention: Chief Financial Officer.

          8.8 This Agreement and the Conversion are subject to all the restrictions, terms and provisions of the Plan which are incorporated herein by reference. In the event of an inconsistency between any provision of the Plan and this Agreement, the terms of the Plan shall control. The capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in Article II of the Plan.

          8.9 This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the internal laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict laws).

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              dELiA*s Inc.


                              By_________________________________
                                (Title)


                              ___________________________________
                                Executive

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                                   SCHEDULE A
                                   ----------


Name and Address of Executive                 Number of Shares
-----------------------------                 ----------------

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